UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 10, 2004


                             PINNACLE AIRLINES CORP.
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-31898


               Delaware                                         03-0376558
      (State or other jurisdiction                          (I. R. S. Employer
    of incorporation or organization)                       Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN                        38132
 (Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 348-4100

Item 5.  Other Events and Required FD Disclosure


     On March 10, 2004, Pinnacle Airlines Corp. issued a press release to announce the appointment of James McGehee to its Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.



         (c)      Exhibits:

           Exhibit
            Number      Description
         -------------  -------------------------------------------------------

             99.1 Press release issued by Pinnacle Airlines Corp. dated March 10, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PINNACLE AIRLINES CORP.
                                     (Registrant)

                                     By: /s/ Curtis E. Sawyer
                                        ---------------------
                                     Curtis E. Sawyer,
                                     Vice President and Chief Financial Officer



March 11, 2004

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  --------------------------------------------------------------

     99.1        Press release issued by Pinnacle Airlines Corp. dated
                 March 10, 2004

                                                                   Exhibit 99.1

James McGehee Appointed to Pinnacle Airlines Board of Directors

Memphis, Tenn. - (March 10, 2004) - Pinnacle Airlines Corp. (NASDAQ: PNCL) announces the appointment of James McGehee, Jr. to its Board of Directors.

McGehee has been chairman and owner of McGehee Realty and Development Company, located in Memphis, Tenn., since 1967. He was chairman of the board and CEO for McGehee Mortgage Company from 1951 through December 31, 1985. For fifteen years McGehee served as chairman for the Memphis-Shelby County Airport Authority Board of Commissioners. Additional organizations he has served are National Commerce Financial Corporation's Board of Directors, Rhodes College Board of Trustees, Baptist Memorial Hospital Advisory Board and the Campbell Clinic Foundation Board of Trustees.

"It is a privilege to be joining such a distinctive group of aviation experts," said McGehee. "I know of the unique competencies of the management team and in-depth expertise of the board members as related to commercial aviation. I am honored to be joining this group."

"We are delighted that Jim has joined our board," said Philip H. Trenary, president and CEO. "He has a long history of business successes and service to the community, as well as strong support for the development of commercial aviation in the Mid-South."

Chairman Stephen E. Gorman added, "Jim's evident talent and enthusiasm for aviation will make him a valuable addition to the Board. We welcome the contribution that he will make."

McGehee will join Pinnacle's current Board of Directors comprised of Chairman Stephen E. Gorman and Directors Donald J. Breeding, J. Timothy Griffin, Robert
A. Peiser, Thomas S. Scheier, R. Philip Shannon and Nicholas R. Tomassetti.

Pinnacle Airlines operates under the name Northwest Airlink and provides service to destinations in the United States and Canada. Pinnacle operates an all-jet fleet of Canadair 44- and 50-seat Regional Jets from Northwest hubs at Detroit, Memphis and Minneapolis-St. Paul. Pinnacle Airlines maintains its headquarters in Memphis, Tenn., and employs more than 2,200 People. For further information, visit our Web site at www.nwairlink.com.

This press release contains various forward-looking statements that are based on management's beliefs, as well as assumptions made by and information currently available to management. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable; it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including those set forth in our filings with the Securities and Exchange Commission, which are available to investors at our web-site or on line from the Commission. Should one of more of these risks or uncertainties materialize, or should underlying assumptions prove erroneous, actual results may vary materially from results that were anticipated or projected. The Company does not intend to update these forward-looking statements before its next required filing with the Securities and Exchange Commission.


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